                                                                     Exhibit 5.1

                              CLASS A CERTIFICATE

REGISTERED                                                          $200,000,000

No. R-1                                                      CUSIP No. 16678LAM2

THIS CERTIFICATE MAY NOT BE ACQUIRED OR HELD BY OR FOR THE ACCOUNT OF A BENEFIT PLAN (AS DEFINED BELOW).

          UNLESS THIS CLASS A CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"),
                                                                          ---
TO THE TRANSFERORS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                    CHEVY CHASE MASTER CREDIT CARD TRUST II

                                 SERIES 1998-A

                CLASS A FLOATING RATE ASSET BACKED CERTIFICATE

                     Class A Expected Final Payment Date:

                        The May 2003 Distribution Date

                 Each $1,000 minimum denomination represents a

                         1/468,000 undivided interest

   in Class A of the Chevy Chase Master Credit Card Trust II, Series 1998-A

Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of consumer revolving credit card accounts owned by

                           CHEVY CHASE BANK, F.S.B.

and other assets and interests constituting the Trust under the Pooling and Servicing Agreement referred to below.

  (Not an interest in or obligation of Chevy Chase Bank, F.S.B., CCB Holding
                     Corporation or any affiliate thereof)

This certifies that CEDE & CO. (the "Class A Certificateholder") is the
                                     -------------------------
registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the
      -----

Pooling and Servicing Agreement, dated as of June 1, 1995 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-A Supplement,
                   ---------
dated as of June 1, 1998 and the Class C Supplemental Agreement, dated as of June 1, 1998 (as amended and supplemented, collectively the "Series 1998-A
                                                             -------------
Supplement"), by and among Chevy Chase Bank, F.S.B., a federally chartered stock
-----------
savings bank, as Transferor and Servicer, CCB Holding Corporation, as Transferor, and Bankers Trust Company, a New York banking corporation, as trustee (in such capacity, the "Trustee"). The corpus of the Trust consists of
                                -------
(i) a portfolio of all receivables (the "Receivables") existing in the consumer
                                         -----------
revolving credit card accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to
      --------
time thereafter, (iii) funds collected or to be collected from obligors in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account and in the Special Funding Account, and (v) all other assets and interests constituting the Trust. The Holder of this Certificate is entitled to the benefit of the funds on deposit in a Cash Collateral Account, the funds on deposit in a Reserve Account, the funds on deposit in a Pre-Funding Account and the funds on deposit in a Principal Funding Account, in each case to the extent provided in the Series 1998-A Supplement. Although a summary of certain provisions of the Agreement and the Series 1998-A Supplement is set forth below and in the Summary of Terms and Conditions attached hereto and made a part hereof, this Class A Certificate does not purport to summarize the Agreement and the Series 1998-A Supplement and reference is made to the Agreement and the Series 1998-A Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series 1998-A Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series 1998-A Supplement, as applicable.

          This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series 1998-A Supplement, to which Agreement and Series 1998-A Supplement, each as amended and supplemented from time to time, the Class A Certificateholder by virtue of the acceptance hereof (and each Certificate Owner, by its acceptance of an interest in the applicable Certificate) assents and is bound.

          It is the intent of the Transferors and the Investor Certificateholders that, for federal, state and local income and franchise tax purposes (i) the Investor Certificates will qualify as indebtedness secured by the Receivables and (ii) the Trust will not be treated as an association or publicly traded partnership taxable as a corporation. The Class A Certificateholder, by the acceptance of this Class A Certificate (and each Certificate Owner, by its acceptance of an interest in the applicable Certificate), agrees to treat this Class A Certificate for federal, state and local income and franchise tax purposes as debt. Each Class A Certificateholder agrees that it will cause any Certificate Owner acquiring an interest in a Certificate through it to comply with the Agreement as to treatment as indebtedness under applicable tax law as provided therein.

          Interest will accrue on the Class A Certificates for the period from the Closing Date through and including July 14, 1998, and for the period from July 15, 1998 through and including August 16, 1998, and for each Interest Period thereafter at a rate of 0.15% per annum above LIBOR as determined on the applicable LIBOR Determination Date and calculated on the basis of actual days elapsed and a 360 day year.

          In general, payments of principal with respect to the Class A Certificates are limited to the Class A Invested Amount, which may be less than the unpaid principal balance of the Class A Certificates. The Class A Expected Final Payment Date is the May 2003 Distribution Date, but principal with respect to the Class A Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series 1998-A Supplement. If for one or more months during the Class A Scheduled Accumulation Period there are not sufficient funds to pay the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Class A Scheduled Accumulation Period to make up for such shortfalls, the final payment of principal of the Class A Certificates will occur later than the Class A Expected Final Payment Date.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement or the Series 1998-A Supplement or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferors have caused this Class A Certificate to be duly executed.

                              CHEVY CHASE BANK, F.S.B.


                              By: /s/ Joel A. Friedman
                                  ---------------------------------------

                              Name: Joel A. Friedman
                                    -------------------------------------

                              Title: Senior Vice President and Controller
                                     ------------------------------------

                              CCB HOLDING CORPORATION

                              By: /s/ Mark A. Holles
                                  ---------------------------------------

                              Name: Mark A. Holles
                                    -------------------------------------

                              Title: Vice President
                                     ------------------------------------

Dated:  June 17, 1998

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Class A Certificates referred to in the Agreement and Series 1998-A Supplement.

                              BANKERS TRUST COMPANY,
                                as Trustee


                              By:Louis Bodi
                                 ____________________
                                 Authorized Signatory

Dated:  June 17, 1998

                    CHEVY CHASE MASTER CREDIT CARD TRUST II

                                 Series 1998-A

                CLASS A FLOATING RATE ASSET BACKED CERTIFICATE

                        Summary of Terms and Conditions

          The Receivables consist of Principal Receivables, which arise generally from the purchase of goods and services and amounts advanced to accountholders as cash advances, and Finance Charge Receivables. This Class A Certificate is one of a Series of Certificates entitled Chevy Chase Master Credit Card Trust II, Series 1998-A (the "Series 1998-A Certificates"), and one
                                          --------------------------
of a class thereof entitled Class A Floating Rate Asset Backed Certificates, Series 1998-A (the "Class A Certificates"), each of which represents a
                    --------------------
fractional undivided interest in certain assets of the Trust. The Trust Assets are allocated in part to the certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Holders of
-----------------------------
the Transferor Certificates. The aggregate interest represented by the Class A Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Invested Amount at such time. The Class A Invested Amount is $370,500,000 on the Closing Date (the "Class A Initial
                                                          ---------------
Invested Amount").  During the Funding Period, the Class A Invested Amount will,
---------------
under certain circumstances, increase until the Class A Invested Amount is equal to $468,000,000 The Class A Invested Amount shall mean, on any date of determination, an amount equal to (a) the Class A Initial Invested Amount, plus
                                                                           ----
(b) the amount of any increases in the Class A Invested Amount during the Funding Period as a result of withdrawals from the Pre-Funding Account in connection with increases in the Transferor Amount pursuant to Section 4.15 of the Series 1998-A Supplement, minus (c) the aggregate amount of principal
                              -----
payments made to the Class A Certificateholders on or prior to such date (other than any principal payments made to the Class A Certificateholders from amounts on deposit in the Pre-Funding Account on the first Distribution Date following the end of the Funding Period pursuant to Section 4.14(d) of the Series 1998-A Supplement), minus (d) the excess, if any, of the aggregate amount of Class A
             -----
Investor Charge-Offs for all prior Distribution Dates over the aggregate amount
                                                      ----
of Class A Investor Charge-Offs reimbursed pursuant to Section 4.6(a) of the Series 1998-A Supplement on or prior to such date.

          Subject to the terms and conditions of the Agreement, the Transferors may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

          On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class A Certificateholder's pro rata share of
               -----------
such amounts (including amounts on deposit in the Collection Account) as are payable to the Class A Certificateholders pursuant to the Agreement and the Series 1998-A Supplement. Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation thereon (except for the final distribution in respect of this Class A Certificate) except that with respect to Class A Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class A Certificate will be made only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Series 1998-A Certificateholders in accordance with the Agreement and the Series 1998-A Supplement.

          On any day occurring on or after the day on which the Invested Amount (after giving effect to any funds available for distribution in respect of principal on such date) is reduced to 5% or less of the Invested Amount as of the last day of the Funding Period, the Transferors shall have the option to repurchase the Certificateholders' Interest in the Trust represented by Series 1998-A. The repurchase price will be equal to (a) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date next following such day. Following the deposit of the Reassignment Amount in the Collection Account, Class A Certificateholders and the Cash Collateral Depositor will not have any interest in the Receivables and the Class A Certificates will represent only the right to receive such Reassignment Amount. The repurchase option may not be exercised if the outstanding principal amount of Series 1998-A exceeds the Invested Amount.

          THIS CLASS A CERTIFICATE REPRESENTS AN INTEREST IN THE TRUST ONLY AND DOES NOT REPRESENT INTERESTS IN OR AN OBLIGATION OF THE TRANSFERORS, THE SERVICER OR ANY AFFILIATE OF ANY OF THEM. THIS CLASS A CERTIFICATE IS NOT A DEPOSIT AND NEITHER THIS CLASS A CERTIFICATE NOR THE UNDERLYING ACCOUNTS OR RECEIVABLES OR ANY COLLECTIONS THEREON ARE INSURED OR GUARANTEED BY THE SAVINGS ASSOCIATION INSURANCE FUND, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS A CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS WITH RESPECT TO THE RECEIVABLES (AND CERTAIN OTHER AMOUNTS), ALL AS MORE SPECIFICALLY SET FORTH HEREINABOVE AND IN THE AGREEMENT AND THE SERIES 1998-A SUPPLEMENT.

          The Class A Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

          The Class A Certificates may not be acquired or held by or for the account of any employee benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include "plan assets" of any such plan, trust or account by reason of its investment in such entity (a "Benefit Plan"). By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan. By acquiring any interest in this Certificate, the applicable Certificate Owner or Owners shall be deemed to have represented and warranted that it or they are not Benefit Plans.

          As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate fractional undivided interests as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

          THIS CLASS A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                  ASSIGNMENT


Social Security or other identifying number of assignee ________________________

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
________________________________________________________________________________
________________________________________________________________________________
                         (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                ______________________ /1/




                                                           Signature Guaranteed:



                                                      ______________________














------------------
/1/ NOTE: The signature to this Assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                              CLASS A CERTIFICATE

REGISTERED                                                          $200,000,000

No. R-2                                                      CUSIP No. 16678LAM2

THIS CERTIFICATE MAY NOT BE ACQUIRED OR HELD BY OR FOR THE ACCOUNT OF A BENEFIT PLAN (AS DEFINED BELOW).

          UNLESS THIS CLASS A CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"),
                                                                          ---
TO THE TRANSFERORS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                    CHEVY CHASE MASTER CREDIT CARD TRUST II

                                 SERIES 1998-A

                CLASS A FLOATING RATE ASSET BACKED CERTIFICATE

                     Class A Expected Final Payment Date:

                        The  May 2003 Distribution Date

                 Each $1,000 minimum denomination represents a

                         1/468,000 undivided interest

   in Class A of the Chevy Chase Master Credit Card Trust II, Series 1998-A

Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of consumer revolving credit card accounts owned by

                           CHEVY CHASE BANK, F.S.B.

and other assets and interests constituting the Trust under the Pooling and Servicing Agreement referred to below.

  (Not an interest in or obligation of Chevy Chase Bank, F.S.B., CCB Holding
                     Corporation or any affiliate thereof)

This certifies that CEDE & CO. (the "Class A Certificateholder") is the
                                     -------------------------
registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement, dated as
      -----
of June 1, 1995 (as amended and supplemented, the "Agreement"), as supplemented
                                                   ---------
by the Series 1998-A Supplement, dated as of June 1, 1998 and the Class C Supplemental Agreement, dated as of June 1, 1998 (as amended and supplemented, collectively the "Series 1998-A Supplement"), by and among Chevy Chase Bank,
                  ------------------------
F.S.B., a federally chartered stock savings bank, as Transferor and Servicer, CCB Holding Corporation, as Transferor, and Bankers Trust Company, a New York banking corporation, as trustee (in such capacity, the "Trustee"). The corpus
                                                        -------
of the Trust consists of (i) a portfolio of all receivables (the "Receivables")
                                                                  -----------
existing in the consumer revolving credit card accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated
                                  --------
under the Accounts from time to time thereafter, (iii) funds collected or to be collected from obligors in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account and in the Special Funding Account, and (v) all other assets and interests constituting the Trust. The Holder of this Certificate is entitled to the benefit of the funds on deposit in a Cash Collateral Account, the funds on deposit in a Reserve Account, the funds on deposit in a Pre-Funding Account and the funds on deposit in a Principal Funding Account, in each case to the extent provided in the Series 1998-A Supplement. Although a summary of certain provisions of the Agreement and the Series 1998-A Supplement is set forth below and in the Summary of Terms and Conditions attached hereto and made a part hereof, this Class A Certificate does not purport to summarize the Agreement and the Series 1998-A Supplement and reference is made to the Agreement and the Series 1998-A Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series 1998-A Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series 1998-A Supplement, as applicable.

          This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series 1998-A Supplement, to which Agreement and Series 1998-A Supplement, each as amended and supplemented from time to time, the Class A Certificateholder by virtue of the acceptance hereof (and each Certificate Owner, by its acceptance of an interest in the applicable Certificate) assents and is bound.

          It is the intent of the Transferors and the Investor Certificateholders that, for federal, state and local income and franchise tax purposes (i) the Investor Certificates will qualify as indebtedness secured by the Receivables and (ii) the Trust will not be treated as an association or publicly traded partnership taxable as a corporation. The Class A Certificateholder, by the acceptance of this Class A Certificate (and each Certificate Owner, by its acceptance of an interest in the applicable Certificate), agrees to treat this Class A Certificate for federal, state and local income and franchise tax purposes as debt. Each Class A Certificateholder agrees that it will cause any Certificate Owner acquiring an interest in a Certificate through it to comply with the Agreement as to treatment as indebtedness under applicable tax law as provided therein.

          Interest will accrue on the Class A Certificates for the period from the Closing Date through and including July 14, 1998, and for the period from July 15, 1998 through and including August 16, 1998, and for each Interest Period thereafter at a rate of 0.15% per annum above LIBOR as determined on the applicable LIBOR Determination Date and calculated on the basis of actual days elapsed and a 360 day year.

          In general, payments of principal with respect to the Class A Certificates are limited to the Class A Invested Amount, which may be less than the unpaid principal balance of the Class A Certificates. The Class A Expected Final Payment Date is the May 2003 Distribution Date, but principal with respect to the Class A Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series 1998-A Supplement. If for one or more months during the Class A Scheduled Accumulation Period there are not sufficient funds to pay the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Class A Scheduled Accumulation Period to make up for such shortfalls, the final payment of principal of the Class A Certificates will occur later than the Class A Expected Final Payment Date.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement or the Series 1998-A Supplement or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferors have caused this Class A Certificate to be duly executed.

                              CHEVY CHASE BANK, F.S.B.


                              By:/s/ Joel A. Friedman
                                 ______________________________________

                              Name:Joel A. Friedman
                                   _____________________________________

                              Title:Senior Vice President and Controller
                                    ____________________________________

                              CCB HOLDING CORPORATION


                              By:/s/ Mark A. Holles
                                 ________________________________________

                              Name:Mark A. Holles
                                   ______________________________________

                              Title:Vice President
                                    _____________________________________

Dated:  June 17, 1998

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Class A Certificates referred to in the Agreement and Series 1998-A Supplement.

                              BANKERS TRUST COMPANY,

                                as Trustee


                              By:Louis Bodi
                                 --------------------
                                 Authorized Signatory

Dated:  June 17, 1998

                    CHEVY CHASE MASTER CREDIT CARD TRUST II

                                 Series 1998-A

                CLASS A FLOATING RATE ASSET BACKED CERTIFICATE

                        Summary of Terms and Conditions

          The Receivables consist of Principal Receivables, which arise generally from the purchase of goods and services and amounts advanced to accountholders as cash advances, and Finance Charge Receivables. This Class A Certificate is one of a Series of Certificates entitled Chevy Chase Master Credit Card Trust II, Series 1998-A (the "Series 1998-A Certificates"), and one
                                          --------------------------
of a class thereof entitled Class A Floating Rate Asset Backed Certificates, Series 1998-A (the "Class A Certificates"), each of which represents a
                    --------------------
fractional undivided interest in certain assets of the Trust. The Trust Assets are allocated in part to the certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Holders of
-----------------------------
the Transferor Certificates. The aggregate interest represented by the Class A Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Invested Amount at such time. The Class A Invested Amount is $370,500,000 on the Closing Date (the "Class A Initial
                                                          ---------------
Invested Amount").  During the Funding Period, the Class A Invested Amount will,
---------------
under certain circumstances, increase until the Class A Invested Amount is equal to $468,000,000 The Class A Invested Amount shall mean, on any date of determination, an amount equal to (a) the Class A Initial Invested Amount, plus
                                                                           ----
(b) the amount of any increases in the Class A Invested Amount during the Funding Period as a result of withdrawals from the Pre-Funding Account in connection with increases in the Transferor Amount pursuant to Section 4.15 of the Series 1998-A Supplement, minus (c) the aggregate amount of principal
                              -----
payments made to the Class A Certificateholders on or prior to such date (other than any principal payments made to the Class A Certificateholders from amounts on deposit in the Pre-Funding Account on the first Distribution Date following the end of the Funding Period pursuant to Section 4.14(d) of the Series 1998-A Supplement), minus (d) the excess, if any, of the aggregate amount of Class A
             -----
Investor Charge-Offs for all prior Distribution Dates over the aggregate amount
                                                      ----
of Class A Investor Charge-Offs reimbursed pursuant to Section 4.6(a) of the Series 1998-A Supplement on or prior to such date.

          Subject to the terms and conditions of the Agreement, the Transferors may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

          On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class A Certificateholder's pro rata share of
               -----------
such amounts (including amounts on deposit in the Collection Account) as are payable to the Class A Certificateholders pursuant to the Agreement and the Series 1998-A Supplement. Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation thereon (except for the final distribution in respect of this Class A Certificate) except that with respect to Class A Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class A Certificate will be made only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Series 1998-A Certificateholders in accordance with the Agreement and the Series 1998-A Supplement.

          On any day occurring on or after the day on which the Invested Amount (after giving effect to any funds available for distribution in respect of principal on such date) is reduced to 5% or less of the Invested Amount as of the last day of the Funding Period, the Transferors shall have the option to repurchase the Certificateholders' Interest in the Trust represented by Series 1998-A. The repurchase price will be equal to (a) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date next following such day. Following the deposit of the Reassignment Amount in the Collection Account, Class A Certificateholders and the Cash Collateral Depositor will not have any interest in the Receivables and the Class A Certificates will represent only the right to receive such Reassignment Amount. The repurchase option may not be exercised if the outstanding principal amount of Series 1998-A exceeds the Invested Amount.

          THIS CLASS A CERTIFICATE REPRESENTS AN INTEREST IN THE TRUST ONLY AND DOES NOT REPRESENT INTERESTS IN OR AN OBLIGATION OF THE TRANSFERORS, THE SERVICER OR ANY AFFILIATE OF ANY OF THEM. THIS CLASS A CERTIFICATE IS NOT A DEPOSIT AND NEITHER THIS CLASS A CERTIFICATE NOR THE UNDERLYING ACCOUNTS OR RECEIVABLES OR ANY COLLECTIONS THEREON ARE INSURED OR GUARANTEED BY THE SAVINGS ASSOCIATION INSURANCE FUND, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS A CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS WITH RESPECT TO THE RECEIVABLES (AND CERTAIN OTHER AMOUNTS), ALL AS MORE SPECIFICALLY SET FORTH HEREINABOVE AND IN THE AGREEMENT AND THE SERIES 1998-A SUPPLEMENT.

          The Class A Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

          The Class A Certificates may not be acquired or held by or for the account of any employee benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include "plan assets" of any such plan, trust or account by reason of its investment in such entity (a "Benefit Plan"). By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan.
By acquiring any interest in this Certificate, the applicable Certificate Owner or Owners shall be deemed to have represented and warranted that it or they are not Benefit Plans.

          As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate fractional undivided interests as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

          THIS CLASS A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                  ASSIGNMENT


Social Security or other identifying number of assignee ________________________

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
________________________________________________________________________________
________________________________________________________________________________
                         (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                ______________________ /1/



                                                           Signature Guaranteed:



                                                      ______________________








-------------------
/1/ NOTE: The signature to this Assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                              CLASS A CERTIFICATE

REGISTERED                                                     $68,000,000


No. R-3                                                CUSIP No. 16678LAM2

THIS CERTIFICATE MAY NOT BE ACQUIRED OR HELD BY OR FOR THE ACCOUNT OF A BENEFIT PLAN (AS DEFINED BELOW).

          UNLESS THIS CLASS A CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"),
                                                                          ---
TO THE TRANSFERORS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                    CHEVY CHASE MASTER CREDIT CARD TRUST II

                                 SERIES 1998-A

                 CLASS A FLOATING RATE ASSET BACKED CERTIFICATE

                      Class A Expected Final Payment Date:

                        The  May 2003 Distribution Date

                 Each $1,000 minimum denomination represents a

                          1/468,000 undivided interest

    in Class A of the Chevy Chase Master Credit Card Trust II, Series 1998-A

Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of consumer revolving credit card accounts owned by

                            CHEVY CHASE BANK, F.S.B.

and other assets and interests constituting the Trust under the Pooling and Servicing Agreement referred to below.

        (Not an interest in or obligation of Chevy Chase Bank, F.S.B., CCB Holding Corporation or any affiliate thereof)

This certifies that CEDE & CO. (the "Class A Certificateholder") is the
                                     -------------------------
registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement, dated as
      -----
of June 1, 1995 (as amended and supplemented, the

 "Agreement"), as supplemented by the Series 1998-A Supplement, dated as of
  ---------
June 1, 1998 and the Class C Supplemental Agreement, dated as of June 1, 1998 (as amended and supplemented, collectively the "Series 1998-A Supplement"), by
                                                ------------------------
and among Chevy Chase Bank, F.S.B., a federally chartered stock savings bank, as Transferor and Servicer, CCB Holding Corporation, as Transferor, and Bankers Trust Company, a New York banking corporation, as trustee (in such capacity, the "Trustee"). The corpus of the Trust consists of (i) a portfolio of all
 -------
 receivables (the "Receivables") existing in the consumer revolving credit
                   -----------
card accounts identified under the Agreement from time to time (the
"Accounts"), (ii) all Receivables generated under the Accounts from time to time
 --------
thereafter, (iii) funds collected or to be collected from obligors in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account and in the Special Funding Account, and (v) all other assets and interests constituting the Trust. The Holder of this Certificate is entitled to the benefit of the funds on deposit in a Cash Collateral Account, the funds on deposit in a Reserve Account, the funds on deposit in a Pre-Funding Account and the funds on deposit in a Principal Funding Account, in each case to the extent provided in the Series 1998-A Supplement. Although a summary of certain provisions of the Agreement and the Series 1998-A Supplement is set forth below and in the Summary of Terms and Conditions attached hereto and made a part hereof, this Class A Certificate does not purport to summarize the Agreement and the Series 1998-A Supplement and reference is made to the Agreement and the Series 1998-A Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series 1998-A Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series 1998-A Supplement, as applicable.

          This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series 1998-A Supplement, to which Agreement and Series 1998-A Supplement, each as amended and supplemented from time to time, the Class A Certificateholder by virtue of the acceptance hereof (and each Certificate Owner, by its acceptance of an interest in the applicable Certificate) assents and is bound.

          It is the intent of the Transferors and the Investor Certificateholders that, for federal, state and local income and franchise tax purposes (i) the Investor Certificates will qualify as indebtedness secured by the Receivables and (ii) the Trust will not be treated as an association or publicly traded partnership taxable as a corporation. The Class A Certificateholder, by the acceptance of this Class A Certificate (and each Certificate Owner, by its acceptance of an interest in the applicable Certificate), agrees to treat this Class A Certificate for federal, state and local income and franchise tax purposes as debt. Each Class A Certificateholder agrees that it will cause any Certificate Owner acquiring an interest in a Certificate through it to comply with the Agreement as to treatment as indebtedness under applicable tax law as provided therein.

          Interest will accrue on the Class A Certificates for the period from the Closing Date through and including July 14, 1998, and for the period from July 15, 1998 through and including August 16, 1998, and for each Interest Period thereafter at a rate of 0.15% per annum above LIBOR as determined on the applicable LIBOR Determination Date and calculated on the basis of actual days elapsed and a 360 day year.

          In general, payments of principal with respect to the Class A Certificates are limited to the Class A Invested Amount, which may be less than the unpaid principal balance of the Class A Certificates. The Class A Expected Final Payment Date is the May 2003 Distribution Date, but principal with respect to the Class A Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series 1998-A Supplement. If for one or more months during the Class A Scheduled Accumulation Period there are not sufficient funds to pay the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Class A Scheduled Accumulation Period to make up for such shortfalls, the final payment of principal of the Class A Certificates will occur later than the Class A Expected Final Payment Date.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement or the Series 1998-A Supplement or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferors have caused this Class A Certificate to be duly executed.

                              CHEVY CHASE BANK, F.S.B.


                              By: /s/ Joel A. Friedman
                                  --------------------------------------

                              Name: Joel A. Friedman
                                    ------------------------------------

                              Title: Senior Vice President and Controller
                                     ------------------------------------

                              CCB HOLDING CORPORATION


                              By: /s/ Mark A. Holles
                                  --------------------------------------

                              Name: Mark A. Holles
                                    ------------------------------------

                              Title: Vice President
                                     -----------------------------------

Dated:  June 17, 1998

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Class A Certificates referred to in the Agreement and Series 1998-A Supplement.

                                      BANKERS TRUST COMPANY,
                                       as Trustee


                                       By: /s/ Louis Bodi
                                           -----------------------------
                                        Authorized Signatory

Dated:  June 17, 1998

                    CHEVY CHASE MASTER CREDIT CARD TRUST II

                                 Series 1998-A

                 CLASS A FLOATING RATE ASSET BACKED CERTIFICATE

                        Summary of Terms and Conditions

          The Receivables consist of Principal Receivables, which arise generally from the purchase of goods and services and amounts advanced to accountholders as cash advances, and Finance Charge Receivables. This Class A Certificate is one of a Series of Certificates entitled Chevy Chase Master Credit Card Trust II, Series 1998-A (the "Series 1998-A Certificates"), and one
                                          --------------------------
of a class thereof entitled Class A Floating Rate Asset Backed Certificates, Series 1998-A (the "Class A Certificates"), each of which represents a
                    --------------------
fractional undivided interest in certain assets of the Trust. The Trust Assets are allocated in part to the certificateholders of all outstanding Series (the

"Certificateholders' Interest") with the remainder allocated to the Holders of
-----------------------------
the Transferor Certificates. The aggregate interest represented by the Class A Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Invested Amount at such time. The Class A Invested Amount is $370,500,000 on the Closing Date (the "Class A Initial
                                                          ---------------
Invested Amount").  During the Funding Period, the Class A Invested Amount will,
---------------
under certain circumstances, increase until the Class A Invested Amount is equal to $468,000,000 The Class A Invested Amount shall mean, on any date of determination, an amount equal to (a) the Class A Initial Invested Amount, plus
                                                                           ----
(b) the amount of any increases in the Class A Invested Amount during the Funding Period as a result of withdrawals from the Pre-Funding Account in connection with increases in the Transferor Amount pursuant to Section 4.15 of the Series 1998-A Supplement, minus (c) the aggregate amount of principal
                              -----
payments made to the Class A Certificateholders on or prior to such date (other than any principal payments made to the Class A Certificateholders from amounts on deposit in the Pre-Funding Account on the first Distribution Date following the end of the Funding Period pursuant to Section 4.14(d) of the Series 1998-A Supplement), minus (d) the excess, if any, of the aggregate amount of Class A
             -----
Investor Charge-Offs for all prior Distribution Dates over the aggregate amount
                                                      ----
of Class A Investor Charge-Offs reimbursed pursuant to Section 4.6(a) of the Series 1998-A Supplement on or prior to such date.

          Subject to the terms and conditions of the Agreement, the Transferors may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

          On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class A Certificateholder's pro rata share of
               -----------
such amounts (including amounts on deposit in the Collection Account) as are payable to the Class A Certificateholders pursuant to the Agreement and the Series 1998-A Supplement. Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation thereon (except for the final distribution in respect of this Class A Certificate) except that with respect to Class A Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class A Certificate will be made only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Series 1998-A Certificateholders in accordance with the Agreement and the Series 1998-A Supplement.

          On any day occurring on or after the day on which the Invested Amount (after giving effect to any funds available for distribution in respect of principal on such date) is reduced to 5% or less of the Invested Amount as of the last day of the Funding Period, the Transferors shall have the option to repurchase the Certificateholders' Interest in the Trust represented by Series 1998-A. The repurchase price will be equal to (a) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date next following such day. Following the deposit of the Reassignment Amount in the Collection Account, Class A Certificateholders and the Cash Collateral Depositor will not have any interest in the Receivables and the Class A Certificates will represent only the right to receive such Reassignment Amount. The repurchase option may not be exercised if the outstanding principal amount of Series 1998-A exceeds the Invested Amount.

          THIS CLASS A CERTIFICATE REPRESENTS AN INTEREST IN THE TRUST ONLY AND DOES NOT REPRESENT INTERESTS IN OR AN OBLIGATION OF THE TRANSFERORS, THE SERVICER OR ANY AFFILIATE OF ANY OF THEM. THIS CLASS A CERTIFICATE IS NOT A DEPOSIT AND NEITHER THIS CLASS A CERTIFICATE NOR THE UNDERLYING ACCOUNTS OR RECEIVABLES OR ANY COLLECTIONS THEREON ARE INSURED OR GUARANTEED BY THE SAVINGS ASSOCIATION INSURANCE FUND, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS A CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS WITH RESPECT TO THE RECEIVABLES (AND CERTAIN OTHER AMOUNTS), ALL AS MORE SPECIFICALLY SET FORTH HEREINABOVE AND IN THE AGREEMENT AND THE SERIES 1998-A SUPPLEMENT.

          The Class A Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

          The Class A Certificates may not be acquired or held by or for the account of any employee benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include "plan assets" of any such plan, trust or account by reason of its investment in such entity (a "Benefit Plan"). By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan. By acquiring any interest in this Certificate, the applicable Certificate Owner or Owners shall be deemed to have represented and warranted that it or they are not Benefit Plans.

          As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate fractional undivided interests as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

          THIS CLASS A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT


Social Security or other identifying number of assignee ______________________

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________

________________________________________________________________________________
                         (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                ______________________/1/



                                                           Signature Guaranteed:



                                                      ______________________


________________
/1/ NOTE: The signature to this Assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                              CLASS B CERTIFICATE


REGISTERED                                                           $72,000,000

No. R-1                                                      CUSIP No. 16678LAN0


THIS CERTIFICATE MAY NOT BE ACQUIRED OR HELD BY OR FOR THE ACCOUNT OF A BENEFIT PLAN (AS DEFINED BELOW).

          UNLESS THIS CLASS B CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"),
                                                                         ---
TO THE TRANSFERORS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                    CHEVY CHASE MASTER CREDIT CARD TRUST II

                                 SERIES 1998-A

                 CLASS B FLOATING RATE ASSET BACKED CERTIFICATE

                      Class B Expected Final Payment Date:
                        The July 2003 Distribution Date

                 Each $1,000 minimum denomination represents a
                          1/72,000 undivided interest
    in Class B of the Chevy Chase Master Credit Card Trust II, Series 1998-A

Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of consumer revolving credit card accounts owned by

                            CHEVY CHASE BANK, F.S.B.

and other assets and interests constituting the Trust under the Pooling and Servicing Agreement referred to below.

(Not an interest in or obligation of Chevy Chase Bank, F.S.B., CCB Holding Corporation or any affiliate thereof)

This certifies that CEDE & CO. (the "Class B Certificateholder") is the
                                     -------------------------
registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the

Pooling and Servicing Agreement, dated as of June 1, 1995 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-A Supplement,
                   ---------
dated as of June 1, 1998 and the Class C Supplemental Agreement, dated as of June 1, 1998 (as amended and supplemented, collectively the "Series 1998-A
                                                             -------------
Supplement"), by and among Chevy Chase Bank, F.S.B., a federally chartered stock
----------
savings bank, as Transferor and Servicer, CCB Holding Corporation, as Transferor, and Bankers Trust Company, a New York banking corporation, as trustee (in such capacity, the "Trustee"). The corpus of the Trust consists of
                                -------
(i) a portfolio of all receivables (the "Receivables") existing in the consumer
                                         -----------
revolving credit card accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to
      --------
time thereafter, (iii) funds collected or to be collected from obligors in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account and in the Special Funding Account, and (v) all other assets and interests constituting the Trust. The Holder of this Certificate is entitled to the benefit of the funds on deposit in a Cash Collateral Account, the funds on deposit in a Reserve Account, the funds on deposit in a Pre-Funding Account and the funds on deposit in a Principal Funding Account, in each case to the extent provided in the Series 1998-A Supplement. Although a summary of certain provisions of the Agreement and the Series 1998-A Supplement is set forth below and in the Summary of Terms and Conditions attached hereto and made a part hereof, this Class B Certificate does not purport to summarize the Agreement and the Series 1998-A Supplement and reference is made to the Agreement and the Series 1998-A Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series 1998-A Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series 1998-A Supplement, as applicable.

          This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series 1998-A Supplement, to which Agreement and Series 1998-A Supplement, each as amended and supplemented from time to time, the Class B Certificateholder by virtue of the acceptance hereof (and each Certificate Owner, by its acceptance of an interest in the applicable Certificate) assents and is bound.

          THIS CLASS B CERTIFICATE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A CERTIFICATES TO THE EXTENT SPECIFIED IN THE SERIES 1998-A SUPPLEMENT.

          It is the intent of the Transferors and the Investor Certificateholders that, for federal, state and local income and franchise tax purposes (i) the Investor Certificates will qualify as indebtedness secured by the Receivables and (ii) the Trust will not be treated as an association or publicly traded partnership taxable as a corporation. The Class B Certificateholder, by the acceptance of this Class B Certificate (and each Certificate Owner, by its acceptance of an interest in the applicable Certificate), agrees to treat this Class B Certificate for federal, state and local income and franchise tax purposes as debt. Each Class B Certificateholder agrees that it will cause any Certificate Owner acquiring an interest in a Certificate through it to comply with the Agreement as to treatment as indebtedness under applicable tax law as provided therein.

          Interest will accrue on the Class B Certificates for the period from the Closing Date through and including July 14, 1998, and for the period from July 15, 1998 through and including August 16, 1998, and for each Interest Period thereafter at a rate of 0.40% per annum above LIBOR as determined on the applicable LIBOR Determination Date and calculated on the basis of actual days elapsed and a 360 day year.

          In general, payments of principal with respect to the Class B Certificates are limited to the Class B Invested Amount, which may be less than the unpaid principal balance of the Class B Certificates. The Class B Expected Final Payment Date is the July 2003 Distribution Date, but principal with respect to the Class B Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series 1998-A Supplement. If for one or more months during the Class B Scheduled Accumulation Period there are not sufficient funds to pay the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Class B Scheduled Accumulation Period to make up for such shortfalls, the final payment of principal of the Class B Certificates will occur later than the Class B Expected Final Payment Date.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Agreement or the Series 1998-A Supplement or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferors have caused this Class B Certificate to be duly executed.



                              CHEVY CHASE BANK, F.S.B.

                              By: /s/ Joel A. Friedman
                                 ----------------------------------------
                              Name: Joel A. Friedman
                                   --------------------------------------
                              Title: Senior Vice President and Controller
                                    -------------------------------------

                              CCB HOLDING CORPORATION


                              By: /s/ Mark A. Holles
                                 ----------------------------------------
                              Name: Mark A. Holles
                                   --------------------------------------
                              Title: Vice President
                                    -------------------------------------

Dated:  June 17, 1998

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION



          This is one of the Class B Certificates referred to in the Agreement and Series 1998-A Supplement.

                              BANKERS TRUST COMPANY,
                               as Trustee


                              By: /s/ Louis Bodi
                                 --------------------
                                 Authorized Signatory

Dated:  June 17, 1998

                    CHEVY CHASE MASTER CREDIT CARD TRUST II

                                 SERIES 1998-A

                 CLASS B FLOATING RATE ASSET BACKED CERTIFICATE

                        SUMMARY OF TERMS AND CONDITIONS


          The Receivables consist of Principal Receivables, which arise generally from the purchase of goods and services and amounts advanced to accountholders as cash advances, and Finance Charge Receivables. This Class B Certificate is one of a Series of Certificates entitled Chevy Chase Master
Credit Card Trust II, Series 1998-A (the "Series 1998-A Certificates"), and one
                                          --------------------------
of a class thereof entitled Class B Floating Rate Asset Backed Certificates, Series 1998-A (the "Class B Certificates"), each of which represents a
                    --------------------
fractional undivided interest in certain assets of the Trust. The Trust Assets are allocated in part to the certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Holders of
-----------------------------
the Transferor Certificates. The aggregate interest represented by the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class B Invested Amount at such time. The Class B Invested Amount is $57,000,000 on the Closing Date (the "Class B Initial
                                                         ---------------
Invested Amount").  During the Funding Period, the Class B Invested Amount will,
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under certain circumstances, increase until the Class B Invested Amount is equal to $72,000,000. The Class B Invested Amount shall mean, on any date of determination, an amount equal to (a) the Class B Initial Invested Amount, plus
                                                                           ----
(b) the amount of any increases in the Class B Invested Amount during the
Funding Period as a result of withdrawals from the Pre-Funding Account in connection with increases in the Transferor Amount pursuant to Section 4.15 of the Series 1998-A Supplement, minus (c) the aggregate amount of principal
                              -----
payments made to the Class B Certificateholders on or prior to such date (other than any principal payments made to Class B Certificateholders from amounts on deposit in the Pre-Funding Account on the first Distribution Date following the end of the Funding Period pursuant to Section 4.14(d) of the Series 1998-A Supplement), minus (d) the aggregate amount of Class B Investor Charge-Offs
             -----

for all prior Distribution Dates, minus (e) the amount of Reallocated Principal
                                              -----
Collections allocable to the Class B Certificates and applied on any prior Distribution Dates which have been used to fund the Class A Required Amount with respect to such Distribution Dates, minus (f) an amount equal to the amount by
                                    -----
which the Class B Invested Amount has been reduced on all prior Distribution Dates to cover the Class A Investor Default Amount, and plus (g) the aggregate
                                                        ----
amount of Excess Spread and Excess Finance Charge Collections allocated to Series 1998-A available on or prior to such Distribution Date with respect to amounts deducted pursuant to the foregoing clauses (d), (e) and (f).

          Subject to the terms and conditions of the Agreement, the Transferors may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

          On each Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class B Certificateholder's pro rata share of
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such amounts (including amounts on


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deposit in the Collection Account) as are payable to the Class B
Certificateholders pursuant to the Agreement and the Series 1998-A Supplement. Distributions with respect to this Class B Certificate will be made by the Paying Agent by check mailed to the address of the Class B Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation thereon (except for the final distribution in respect of this Class B Certificate) except that with respect to Class B Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class B Certificate will be made only upon presentation and surrender of this Class B Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Series 1998-A Certificateholders in accordance with the Agreement and the Series 1998-A Supplement.

          On any day occurring on or after the day on which the Invested Amount (after giving effect to any funds available for distribution in respect of principal on such date) is reduced to 5% or less of the Invested Amount as of the last day of the Funding Period, the Transferors shall have the option to repurchase the Certificateholders' Interest in the Trust represented by Series 1998-A. The repurchase price will be equal to (a) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date next following such day. Following the deposit of the Reassignment Amount in the Collection Account, Class B Certificateholders and the Cash Collateral Depositor will not have any interest in the Receivables and the Class B Certificates will represent only the right to receive such Reassignment Amount. The repurchase option may not be exercised if the outstanding principal amount of Series 1998-A exceeds the Invested Amount.

          THIS CLASS B CERTIFICATE REPRESENTS AN INTEREST IN THE TRUST ONLY AND DOES NOT REPRESENT INTERESTS IN OR AN OBLIGATION OF THE TRANSFERORS, THE SERVICER OR ANY AFFILIATE OF ANY OF THEM. THIS CLASS B CERTIFICATE IS NOT A DEPOSIT AND NEITHER THIS CLASS B CERTIFICATE NOR THE UNDERLYING ACCOUNTS OR RECEIVABLES OR ANY COLLECTIONS THEREON ARE INSURED OR GUARANTEED BY THE SAVINGS ASSOCIATION INSURANCE FUND, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS B CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS WITH RESPECT TO THE RECEIVABLES (AND CERTAIN OTHER AMOUNTS), ALL AS MORE SPECIFICALLY SET FORTH HEREINABOVE AND IN THE AGREEMENT AND THE SERIES 1998-A SUPPLEMENT.

          The Class B Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

          The Class B Certificates may not be acquired or held by or for the account of any


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employee benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include "plan assets" of any such plan, trust or account by reason of its investment in such entity (a "Benefit Plan"). By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan. By acquiring any interest in this Certificate, the applicable Certificate Owner or Owners shall be deemed to have represented and warranted that it or they are not Benefit Plans.

          As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate fractional undivided interests as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

          THIS CLASS B CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


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

                                   ASSIGNMENT

Social Security or other identifying number of assignee ______________________


          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________________________

 _____________________________________________________________________________
                         (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.


Dated:
                                                                             /1/
                                                           ---------------------

                                                           Signature Guaranteed:

                                                           ---------------------



--------------------

/1/ NOTE: The signature to this Assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.


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